Exhibit 99.5

June 6, 2025

Gifts International Holdings Limited

Unit A&B, 7/F., Fuk Chiu Factory Building

No.20 Bute Street

Mongkok, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Gifts International Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Wai Chun Chik
Name:	Wai Chun Chik

June 6, 2025

Gifts International Holdings Limited

Unit A&B, 7/F., Fuk Chiu Factory Building

No.20 Bute Street

Mongkok, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Gifts International Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Cheuk Kwan Ng
Name:	Cheuk Kwan Ng

June 6, 2025

Gifts International Holdings Limited

Unit A&B, 7/F., Fuk Chiu Factory Building

No.20 Bute Street

Mongkok, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Gifts International Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,

/s/ Man Fai Kwan
Name:	Man Fai Kwan

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